UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15 2006

THE COAST DISTRIBUTION SYSTEM, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9511	94-2490990
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Woodview Avenue, Morgan Hill, California	95037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 782-6686

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders.

On November 15, 2006, the Board of Directors of The Coast Distribution System, Inc. amended Article II of the Company’s Bylaws, entitled “Meetings of Stockholders,” by adding a new Section 14, entitled “Order of Business,” to that Article II. This new Section 14 requires stockholders desiring to nominate candidates for election to the Board of Directors at any annual or special stockholders meeting, or to present any proposal or other business at any annual stockholders meeting, to provide the Company with (i) prior notice of the stockholder’s intention to do so and (ii) information regarding those candidates that the stockholder proposes to nominate or the proposal or other business which the stockholder intends to present at the stockholders meeting.

Set forth below is a summary of that new Section 14, which is qualified in its entirety reference to a copy of that Section which is attached as Exhibit 99.1 to this Report.

(A)    Annual Meetings. Any stockholder entitled to vote at an annual stockholders meeting may nominate one or more candidates for election to the Board, or bring any proposal or other business that may be a proper matter for stockholder action at the annual meeting, if the stockholder has satisfied the following conditions and requirements:

(1)    Prior Notice Requirement.

(a)    A written notice of the stockholder’s intention, either to nominate one or more candidates for election to the Board or to present a proposal or other business at the annual meeting, must be given to the Company by no later than the 120th day prior to the first (1st) anniversary of the date the Company’s proxy statement for the prior year’s annual meeting was first released to stockholders.

(b)    If, however, the date of the upcoming annual meeting was changed by more than 30 calendar days from the first anniversary of the date of the prior year’s annual meeting, or no annual meeting was held in the prior year, then, to be timely, that written notice must be given by the close of business on the tenth (10th) day following the day on which notice of the date of the upcoming annual meeting was first publicly announced or was first sent to the Company’s stockholders, whichever was the first to occur.

(c)    If the number of directors to be elected is increased, but no public announcement was made by the Company of the increase by the 120th day prior to the first (1st) anniversary of the date the Company’s proxy statement for the prior year’s annual meeting was first released to stockholders, the stockholder’s notice required by Section 14 shall also be considered timely, but only with respect to nominees for any new positions created by that increase, if the stockholder’s notice was delivered by no later than the close of business on the tenth (10th) day following the day on which that public announcement is first made by the Company.

(2)    Informational Requirement. The stockholder notice must contain or be accompanied by the following information:

(a)    Nominees. As to each of the stockholder’s director-nominees, all of the information that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required pursuant to applicable federal securities laws (including each nominee’s written consent to being named in the proxy statement as a nominee and to serve as a director if elected);

(b)    Other Business. As to any proposal or other business to be brought before the annual meeting, (i) a brief description of that proposal or other business, (ii) a description of the reasons why the stockholder is submitting that proposal or other business to the stockholders, and (iii) a description of any material interest the stockholder may have in the proposal or other business and, if the proposal or other business is being brought before the meeting on behalf of any beneficial owner of the Company’s shares, of any material interest that such beneficial owner may have in such proposal or other business.

(c)    Information About the Stockholder. The following information with respect to the stockholder giving the notice, and with respect to any beneficial stockholder on whose behalf the notice is being given: (i) the name and address of the stockholder and of any such beneficial owner, and (ii) the class and number of shares of Company voting stock which are owned beneficially and of record by the stockholder and any such beneficial owner.

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(B)    Special Stockholder Meetings.

(1)    The only business that may be conducted at any special meeting of stockholders is the business set forth in the Company’s notice of that meeting.

(2)    If one of those items of business is the election of any directors, then, any stockholder who is entitled to vote at the special meeting may nominate one or more candidates for election to the positions on the Board for which candidates are being nominated for election at that meeting, if the stockholder has given timely written notice to the Company of an intention to do so, containing or accompanied by the information, summarized in paragraphs (A)(2)(a) and (c) above, that the stockholder would have had to provide to the Company if the stockholder was nominating those persons for election to the Board at an annual stockholders meeting. To be timely, that notice must be given by no earlier than the close of business on the 90th day prior to the date of the special meeting and by no later than the close of business on the earlier of: (i) the 60th day prior to the date of the special meeting, or (ii) the 10th day following the day on which the Company first publicly announced the date of the special meeting and the business to be transacted at that meeting.

(C)    Determining Compliance and Effect of Noncompliance with the Requirements of Section 14. Only those persons who are nominated by a stockholder in compliance with the notice, informational and other procedures set forth in Section 14 of Article II will be eligible to stand for election and to serve as directors of the Company. The chairman of any annual or special stockholders meeting shall have the power and authority to determine the procedures of such a meeting, including, without limitation, whether a stockholder, seeking to nominate one or more candidates for election to the Board at any annual or special stockholders meeting or to bring a proposal or other business before any annual stockholders meeting, has complied with all of the applicable notice, informational and other procedural requirements that are set forth in Section 14 of Article II. If the chairman of the meeting determines that there was a failure of compliance with respect to any of those requirements, the chairman will have the power and authority to declare that such director nomination(s) or proposal or other business (as the case may be) shall be disregarded.

(D)    Other Matters. Any stockholder proposing to nominate any candidates for election to the Board or to present any proposal or other business at any stockholders meeting also will have to comply with all applicable requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder. Nothing in Section 14 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934.

Item 7.01	Regulation FD Disclosure

On November 20, 2006, The Coast Distribution System, Inc. issued a press release reporting that, pursuant to its dividend policy, the Board of Directors had declared the quarterly cash dividend for the quarter ending December 31, 2006 in the amount of $0.07 per share. The dividend is payable on December 14, 2006 to all stockholders of record as of November 30, 2006. A copy of that press release is attached as Exhibit 99.2 to, and by this reference is incorporated into, this Report.

As stated in its press release, the declaration of cash dividends in the future, pursuant to the Company’s dividend policy, is subject to determination each quarter by the Board of Directors based on a number of factors, including the Company’s financial performance and its available cash resources. Also, it could become necessary for the Company to obtain the consent of its lender under its secured bank loan agreement in order to pay cash dividends in the future and for these reasons, as well as others, there can be no assurance that that the Board of Directors will not decide to reduce the amount, or suspend or discontinue the payment, of cash dividends in the future.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 and Exhibit 99.2 attached to this Report are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and such information and Exhibit shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits. The following exhibit is being furnished pursuant to Item 7.01 above.

Exhibit No.	Description
99.1	Amendment to Article II of the Company’s Bylaws

99.2	Press Release issued November 20, 2006 announcing the declaration of a $0.07 per share cash dividend for the quarter ending December 31, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COAST DISTRIBUTION SYSTEM, INC.

Date: November 21, 2006	By:	/s/ SANDRA A. KNELL
Sandra A. Knell, Executive Vice President and Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Amendment to Article II of the Company’s Bylaws

99.2	Press Release issued November 20, 2006 announcing the declaration of a $0.07 per share cash dividend for the quarter ending December 31, 2006.

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